                                                            Exhibit 10.13

                              SECURITY AGREEMENT
                               (Custody Account)


     Each of the undersigned agrees that BROWN BROTHERS HARRIMAN & CO. (the "Bank") shall have a security interest in all securities and other property now or hereafter held by the Bank in any custody account for the undersigned (the "Collateral") as security for the payment of all liabilities (whether absolute or contingent, matured or unmatured, direct or indirect, joint, several or joint and several, similar or dissimilar, related or unrelated, due or to become due or heretofore or hereafter contracted or acquired) of the undersigned to the Bank (the "Liabilities").

     Each of the undersigned agrees that the Bank shall have the right to retain possession of the Collateral so long as any of the Liabilities remains unpaid, notwithstanding any contrary provision of any other agreement relating to any custody account in which any of the Collateral is held by the Bank.

Date: April 2, 1997
                                 BIONX IMPLANTS, INC.
                                 By: s/David W. Anderson
                                 Title:  President

                                 By:  s/Michael J. O'Brien
                                 Title:  Vice President - CFO

                            SECURED PROMISSORY NOTE
                             (PLEDGE OF COLLATERAL)
                             ----------------------

$2,000,000                        DATE: MARCH 27, 1997

NAME OF MAKER:            BIONX IMPLANTS, INC. AND BIOSTENT, INC.

ADDRESS OF MAKER: 279 GREAT VALLEY PARKWAY
                  MALVERN,PA  19355

STATE OF INCORPORATION (IF APPLICABLE):  DELAWARE (BIONX); NEW JERSEY (BIOSTENT)

PARTNERSHIP CERTIFICATE FILED WITH (IF APPLICABLE):______________

DUE ON: DEMAND

INTEREST PAYABLE ON: FIRST DAY OF EACH MONTH
  SEE ATTACHED RIDER FOR ADDITIONAL TERMS AND CONDITIONS OF THIS NOTE.

          FOR VALUE RECEIVED the Maker and, if more than one, each of them jointly and severally promises to pay on the due date set forth above, to the order of BROWN BROTHERS HARRIMAN & CO. ("PAYEE") at its office at 1531 Walnut Street, Philadelphia PA 19102, the face amount hereof. Interest on the balance from time to time outstanding shall accrue at the rate of 8.25% per annum, and shall be payable as set forth above.

          The indebtedness evidenced hereunder, as well as all other indebtedness now or hereafter owing by the Make to the Payee, whether absolute or contingent, matured or unmatured, direct or indirect, sole, joint, several or joint and several, similar or dissimilar, related or unrelated or heretofore or hereafter contracted or acquired, ("Obligation(s)") is secured by certain collateral more fully described in the annexed Schedule "A", together with all the Maker's personal property now or hereafter existing or acquired, of any type or description, including but not limited to inventory, documents of title covering any inventory, equipment, accounts, contract rights, general intangibles (including tax refunds, instruments, investment securities, chattel paper, notes, drafts, acceptances and all bank balances of the undersigned) ("Collateral") which the Maker has pledged, deposited and delivered to you and granted to you a security interest in.

          The rate of interest hereunder is based upon the Payee's present base rate of 8.25% per annum (the "Base Rate"). In the event of an increase or decrease in the Base Rate, then the rate of interest hereunder shall be automatically increased or decreased to the same extent and on the same day as any increase or decrease in the Base Rate. Post-maturity or post-demand (as the case may be) interest shall accrue and be payable at 120% of the rate payable on the due date or demand, computer from said date to the date of actual payment.

          Maker affirms and certifies that the obligation evidenced by this Note was not and will not be incurred for the purposes of purchasing, carrying or trading in securities as defined in the Federal Reserve Board's Regulation T, except in compliance with said Regulation.

          In no contingency or event whatsoever shall the interest rate charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the even that such a court determines that the Payee has received interest hereunder in excess of said highest permissible rate, Payee shall promptly refund such excess interest to Maker.

          So long as the Obligations are not in default, the Maker shall have the right to vote any shares of stock included in the Collateral on all corporate questions and the Payee shall, if required, execute due and timely proxies in favor of the Maker to this end.

          The Maker warrants and represents that there are no restrictions upon the transfer of the Collateral, other than may appear on the face of the certificates, and that the Maker has the right to pledge the Collateral free of any encumbrances and without obtaining the consents of the other shareholders. In the event that, prior to repayment of the Obligations, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any issuer of the Collateral, all new, substituted and additional shares or other securities issued to the Maker by reason of any such change shall be delivered to Payee in kind to be held by the Payee under the terms of this agreement in the same manner as all other Collateral. The Payee may at any time, without notice to the Maker, transfer to and/or register in Payee's name, or in the name of Payee's nominee, any or all of the Collateral.

          In the event that it becomes necessary, in Payee's opinion, to comply with any Federal or State law or regulation or to make or file any registration thereunder in order for Payee to exercise any of its rights hereunder, Make expressly agrees to do or will cause to be done all acts and prepare and execute all documents necessary to effect such compliance or registration, and to bear all costs in connection therewith. Maker agrees to indemnify and to hold Payee harmless from and against any claim or liability caused by any untrue statement of material fact, or omission to state a material fact, as may be required in any registration statement or prospectus; or caused by a failure to register or comply with any such law or regulation. The Maker shall pay any and all expenses, including reasonable attorneys' fees incurred by Payee in registering the Collateral, or in securing an exemption for any such registration.

          The Payee shall have no responsibility of any kind, nature or description to arrange for the redelivery of the Collateral or any part thereof to any issuer or transfer agent in order to preserve or maintain any conversion or dividend rights with respect thereto; the Payee's only obligation being to exercise reasonable care, to the extent required by the Uniform Commercial Code, in the custody and preservation of any of the Collateral which is in the Payee's possession. The Payee shall be deemed to have exercised reasonable care if it takes such action for that purpose as the Maker requests in writing, but the Payee's failure to comply with any such request shall not in itself be deemed a failure to exercise reasonable care; and the Payee's failure to do anything not so requested shall not be deemed a failure to exercise reasonable care. The Payee agrees to comply with any request received by it from Maker with respect to conversion, reclassification, or the like of the Collateral, to the extent that such instructions are not inconsistent with the intents and purposes hereof. The Maker shall take all necessary steps to preserve rights against prior parties to any instrument or chattel paper included in the Collateral. Upon payment and performance of all Obligations the Payee shall, at the request of the Maker, redeliver the Collateral to the Maker.

          Upon the occurrence of any of the following events of default, to wit: the non-payment when due of any Obligation; the failure of the Maker forthwith, upon demand, to furnish satisfactory additional Collateral, or to make payments on account as may be agreed in any of the Obligations; the death, failure in business, dissolution or termination of existence of the Maker or any endorser, guarantor or surety of any Obligation (the Maker and any such other person(s) being hereinafter referred to collectively as "Obligor(s)"); any petition for relief under the Bankruptcy Code being filed by or against any Obligor or any proceedings in bankruptcy, or under any Acts of Congress relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of any Obligor either through reorganization, composition, extension or otherwise; the making by any Obligor of an assignment for the benefit of creditors or for taking advantage by any of the same of any insolvency law; any seizure, vesting or intervention by or under authority of a government, by which the management of any Obligor is displaced or its authority in the conduct of its business is curtailed; the appointment of any receiver of any property of any Obligor; the attachment or distraint of any of the Collateral or of same becoming subject at any time to any mandatory court order or other legal process; the failure of the undersigned to perform any of its duties as specified in any agreement(s) with respect to the Obligations; the expulsion or suspension of any Obligor from membership in any national securities association or any national securities exchange or other organized exchange, or any clearing association; the admission in writing by any Obligor of inability to pay its debts generally as they become due; the issuance of an attachment or garnishment or the filing of a lien against property of any Obligor; the entry of a judgment against any Obligor; a determination by the Payee that a material adverse change has occurred in the financial condition of any Obligor from the condition set forth in the most recent financial statement of such Obligor heretofore furnished to the Payee or from the condition of such Obligor as heretofore most recently disclosed to the Payee in any other manner; the merger or consolidation of any Obligor; the Pension Benefit Guaranty Corporation shall commence proceedings (including proceeds under (S)4042 of the Employee Retirement Income Security Act of 1974) to terminate any employee pension benefit plan of the Maker; any misstatement or false statement of any Obligor in connection with any agreement between any Obligor and the Payee has been made; then in such event the Maker shall immediately be liable without notice and shall pay on demand all Obligations (whether or not otherwise due), together with all collection costs and expenses, including reasonable attorneys' fees, in connection with the collection of such indebtedness.

          As security for all Obligations, the Payee shall have a continuing right of set-off against, a security interest in and a lien upon any and all deposits, funds, securities, instruments and other property of any Obligor at any time owing by the Payee or in its hands. The Payee shall be deemed to have exercised such right of set-off immediately upon the occurrence of any event of default hereunder even though such set-off is entered on the Payee's books subsequent thereto.

          Payee shall have all rights and remedies of a secured party under the Uniform Commercial Code. Further, upon the occurrence of any Event of Default, all Obligations shall automatically become due and payable without notice and Payee's commitment to make further loans or extensions of credit or other financial accommodations to the Maker shall thereupon automatically and without notice be terminated. In addition thereto, the Maker further agrees that (i) in the event notice is necessary under applicable law, written notice mailed to the Maker at the address then reflected in Payee's records 5 business days prior to the date of public sale of any of the Collateral or prior to the date after which private sale or any other disposition of the Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient; (ii) in the event of a sale or other disposition of any Collateral, Payee may apply the net proceeds thereof first to the satisfaction of Payee's reasonable attorneys' fees, legal expenses, and other costs and expenses incurred in connection with Payee's taking, re-taking, holding, preparing for sale, and selling of the Collateral; then to repayment of principal and interest on the Obligations, with the Maker remaining liable for any deficiency; (iii) without precluding any other methods of sale, the sale of Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property, but in any event Payee may sell on such terms as Payee may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind; and (iv) Payee may require the Maker to assemble Collateral, taking all necessary or appropriate action to preserve and keep in good condition; and make such available to Payee at a place and time convenient to both parties; all at the expense of the Maker. To the extent permitted under applicable law, full power and authority is hereby given Payee to sell, assign, and deliver all or any part of the Collateral, at any time at any brokerage board, or at public or private sale, at Payee's option, and no delay on Payee's part in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon the Maker by Payee with respect to any power or sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Payee's right to take any action or to exercise any power of sale and any other rights hereunder, without notice or demand, or prejudice Payee's rights as against the Maker in any respect. Payee may be a purchaser, free from any right of redemption (which the Maker hereby expressly waives and releases) at any public or private sale of Collateral. Should such net proceeds be inadequate to pay all the Obligations, the Maker agrees to pay the Payee on demand any balance that may be due to the Payee.

          The Maker recognizes that the Payee may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, or applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Maker agrees that private sales so made may be at prices and other terms less favorable to the Payee than if such Collateral were sold at public sales, and that the Payee has no obligation to delay sale of any such Collateral of the period of time necessary to permit the issuer of the Collateral, even if such issuer would agree, to register the Collateral for public sale under such applicable securities laws. The Maker agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          The Maker at the request of the Payee will sign and deliver to the Payee a security agreement or a trust receipt or other writing, together with financing statement(s) or a statement of trust receipt financing or other writing, covering any Collateral in order to comply with or to enable the Payee to obtain the benefits of the Uniform Commercial Code or any other similar statute now or hereafter enacted, of Pennsylvania or of any other jurisdiction where the collateral may at any time be located. The Maker agrees to supply the Payee with any information the Payee may reasonably request with respect to any financing statement(s) or security agreement relating to the Maker or to any property of the Maker, and the Maker agrees that without written consent of the Payee the Maker will not enter into any security agreement which creates a security interest in any category of the Maker's personal property generally (as distinguished from any specific items thereof) or in any after-acquired property other than accessions and fixtures. The rights of the Payee specified herein shall be in addition to those previously or otherwise created or existing. The Maker agrees to use every effort and to take every action that may be necessary or appropriate to enable the Payee to enforce, protect and preserve its rights and interests hereunder, hereby granting unto the Payee, as the Maker's attorney-in-fact, full power and authority to take any and all such action, either in the name of the Payee or in the name of the Maker as the Payee may in its sole discretion determine.

          The Maker authorizes the Payee, with or without notice to the Maker, to cause to be transferred or registered at the expense of the Maker any of the Collateral into the name of the Payee or its nominee and to receive any income derived therefrom and to hold such income as security for any of the Obligations or apply it upon principal or interest due on any such Obligations. The Maker will execute and deliver to the Payee such consents, endorsements, assignments and stock powers as may appear to the Payee proper to further the negotiability of any of the Collateral and will pay the expenses and charges of so furthering negotiability. The Payee may at any time demand, sue for, collect or make any compromise or settlement with reference to the Collateral as the Payee in its sole discretion may determine. Any bonds or other obligations of or guaranteed by the United States government constituting part of the Collateral may be pledged by the Payee (either alone or commingled with other securities) to secure deposits or other obligations of the Payee, whether or not such deposits or other obligations be in excess of the Obligations.

          The Maker agrees that the Payee assumes no responsibility for the correctness, validity, genuineness or sufficiency of the instruments, documents and/or chattel paper constituting the Collateral, or for the existence, character, quantity, quality, condition, weight, packing, value or delivery of any goods specified in any such documents. The Payee shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral. The Maker hereby waives presentment, notice of dishonor and protest of all instruments evidencing or included in the Obligations and the Collateral. The Maker will keep the Collateral adequately covered by insurance satisfactory to the Payee, and will assign the policies or certificates of insurance to the Payee, or make the loss or adjustment payable to the Payee, at the option of the Payee; and the Maker will furnish to the Payee evidence of acceptance by the insurers of such assignment. Should the Maker fail to effect and maintain such insurance, the Payee may do so for the account of the Maker.

          No failure on the part of Payee to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Payee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          If any provision hereof is held invalid or unenforceable, the remainder and the application of such provision to the other parties or circumstances will not be affected thereby, the provisions being severable in any such instance.

          In any litigation hereunder, all Obligors hereby waive trial by jury and waive the right to interpose any defense based upon any Statute of Limitations or any claim of latches. Each Obligor hereby consents to the in
                                                                          --
personam jurisdiction of the Courts of the Commonwealth of Pennsylvania and the
--------
United States District Court for the Eastern District of Pennsylvania in connection with any claim arising hereunder. In the event that any action is commenced hereunder in any such court, service of process may be made on any Obligor by mail addressed to said party at its address then reflected in Payee's records.

          This Note shall be governed by the laws of the Commonwealth of Pennsylvania.

          All Obligors hereby forever waive presentment, demand, protest, notice of protest and notice of dishonor of this Note and consent without notice to any and all extensions of time or terms of payment including any compromise or settlement thereof.

BIOSTENT, INC.                      BIONX IMPLANT, INC.

By:  s/David W. Anderson            By:  s/David W. Anderson
     President                           President

By:  s/Michael J. O'Brien           By:  s/Michael J. O'Brien
     Vice President-Finance/CFO          Vice President-Finance/CFO



                                  ENDORSEMENT
                                  -----------

          In addition to liability as endorsers, which the undersigned hereby assume, and intending to be legally bound, the undersigned (and, if more than one, each of them jointly and severally) hereby (1) assent to all of the terms and conditions of the within Note and hereby forever waive presentment, demand, protest and notice of dishonor of the within Note and trial by jury, (2) become surety to the Payee, its successors and assigns for the payment of the within Note and (3) consent to any and all extensions of time or other terms of payment and the release or substitution of, or the failure to perfect a security interest in, any collateral as agreed to or granted by the Payee without notice to any of the undersigned.

                              ____________________________

                              ____________________________

                              ____________________________

                                  SCHEDULE "A"

                               LIST OF COLLATERAL

     See Security Agreement of Makers dated today. The Collateral also includes all investment property of the abovesigned now or hereafter in the Payee's possession in any capacity whatever (including, without limitation, securities held by the Payee as custodian or investment advisor) and all proceeds thereof.

               RIDER TO $2,000,000 SECURED PROMISSORY NOTE (GRID)
                  (PLEDGE OF COLLATERAL) DATED MARCH 27, 1997
        FROM BIONX IMPLANTS, INC. ("BIONX") AND BIOSTENT, INC. AS MAKERS
                   TO BROWN BROTHERS HARRIMAN & CO. AS PAYEE


          The Makers further agree:

          1. Demand Line of Credit. The Note evidences a demand, discretionary
             ---------------------
line of credit available for each Maker's (a) working capital needs, (b) foreign exchange exposures and (c) letters of credit.

          2. Limitations on Advances. Although Payee has complete discretion
             -----------------------
whether to make advances or extend other credit to Makers, advances for working capital under this Note shall in any event be limited to the sum of (a) 80% of Eligible Domestic Receivables and (b) 40% of Eligible Domestic Finished Goods Inventory. "ELIGIBLE DOMESTIC RECEIVABLES" means all of Makers' accounts, excluding (1) those over 90 days past invoice date and (2) foreign accounts. "ELIGIBLE DOMESTIC FINISHED GOODS INVENTORY" means all inventory of the Makers excluding (i) work in process; (ii) slow moving inventory; and (iii) foreign inventory. The amount available for working capital advances shall be further reduced by the aggregate outstanding amount of Makers' foreign exchange exposures and letters of credit.

          3. Financial Statements. Makers shall furnish to Payee:
             --------------------

             a. Within thirty days of the end of each month, company-prepared monthly financial statements on a consolidated and consolidating basis for Bionx and its subsidiaries. Each such interim financial statement shall set forth year-to-date performance figures and shall present such other information and include such detail as the Payee may reasonably request;

             b. Within thirty days of the end of each month, an accounts receivable aging report for Bionx Implants, Inc.

             c. Within ninety days after the end of each fiscal year, annual financial statements prepared on a consolidated and consolidating basis for Bionx and its subsidiaries. The annual consolidated financial statements of Bionx shall be audited and certified by an independent certified public accounting firm reasonably acceptable to Payee; and

             d. Upon request of Payee, such other information concerning the operations, financial condition, and results of Makers and their subsidiaries as Payee may reasonably request.

All financial statements Makers furnish to Payee will be prepared in accordance with generally accepted accounting principles consistently applied from period to period.

          4. Operating Relationship. Bionx will maintain its principal operating and investment accounts with Payee.

          THE NOTE, THIS RIDER, THE SECURITY AGREEMENT OF THE MAKERS AND ALL OTHER DOCUMENTS RELATING TO PAYEE'S CREDIT FACILITIES FOR THE MAKERS SET FORTH CERTAIN TERMS, CONDITIONS, AGREEMENTS AND COVENANTS SOLELY TO ASSURE THAT THE PARTIES UNDERSTAND EACH OTHER'S EXPECTATIONS AND TO ASSIST PAYEE IN EVALUATING THE STATUS, ON AN ONGOING BASIS, OF THE CREDIT FACILITIES. THE MAKERS ACKNOWLEDGE THAT THE EXTENSION OF CREDIT BY THE PAYEE IS DISCRETIONARY AND THAT THE PAYEE MAY DEMAND REPAYMENT, OR APPROPRIATE ASSURANCE OF REPAYMENT, AT ANY TIME AND FOR ANY REASON.


                                 BIONX IMPLANTS, INC.

                                 By: s/David W. Anderson
                                     President

                                 By:  s/Michael J. O'Brien
                                      Vice President-Finance/CFO



                                 BIOSTENT, INC.

                                 By: s/David W. Anderson
                                     President

         SECURITY AGREEMENT, dated as of March 27, 1997, made by the undersigned to Brown Brothers Harriman & Co. ("SECURED PARTY"). (As used herein, "OBLIGOR" means each of the undersigned, whether one or more, individually, and, as the context requires, also means all of the undersigned, whether one or more, as a group.)

         SECTION 1.  Grant of Security Interest.  Obligor hereby grants to
                     --------------------------
Secured Party a security interest in the following property, whether now owned or hereafter arising or acquired (collectively, the "COLLATERAL"):

             (a) all of Obligor's accounts, general intangibles (including, without limitation, patents, trademarks and copyrights and licenses relating thereto), chattel paper, and instruments (collectively, the "RECEIVABLES");

             (b) all of Obligor's inventory and documents;

             (c) all of Obligor's equipment (whether or not constituting fixtures); and

             (d) all proceeds and products of any of the foregoing, including insurance payable by reason of loss or damage.

         Obligor represents and warrants that it is the sole owner of the Collateral and has the legal right to grant to Secured Party a security interest therein, and that the Collateral is free and clear of all other liens, security interests and encumbrances.

         SECTION 2.  Security for Liabilities.  This Agreement secures the
                     ------------------------
payment and performance of all indebtedness, obligations, and liabilities of every kind and nature (whether primary or secondary, direct or indirect, absolute or contingent, sole, joint, or several, secured or unsecured, similar or dissimilar, or related or unrelated), heretofore, now, or hereafter contracted or acquired, of Obligor to Secured Party (collectively, the "LIABILITIES").

         SECTION 3.  Obligor Remains Liable.  Anything herein to the contrary
                     ----------------------
notwithstanding, (a) Obligor shall remain liable under its contracts and agreements included in the Collateral to the extent set forth therein to perform all of Obligor's duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights hereunder shall not release Obligor from any of its duties or obligations under its contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Obligor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4.  Further Assurances.  (a)  Obligor agrees that from time to
                     ------------------
time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Obligor will: (i) upon request by Secured Party, mark conspicuously each item of chattel paper included in its Receivables and each of its records pertaining to any of the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such chattel paper or Collateral is subject to the security interest granted hereby; (ii) if any of its Receivables shall be evidenced by a promissory note or other instrument, deliver and pledge to Secured Party hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

          (b) Obligor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Obligor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Obligor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request, all in reasonable detail.

         SECTION 5.  Insurance.  Obligor shall, at its own expense, maintain
                     ---------
liability and casualty insurance with respect to its business and property with responsible and reputable insurance companies or associations satisfactory to Secured Party in such amounts and covering such risks as are acceptable to or specified by Secured Party, taking into account, among other factors, such amounts and risks as are usually carried by persons engaged in similar businesses and owning similar properties in the same general areas in which Obligor operates. Each policy for liability insurance shall provide for payment to or on behalf of Obligor and Secured Party, as their interests may appear. Each policy of property damage insurance shall provide for all losses to be paid to Secured Party. Each policy of property damage insurance shall in addition (a) name Secured Party as an insured party thereunder (without any representation or warranty by or obligation upon Secured Party), (b) contain an agreement by the insurer that any loss thereunder shall be payable to, or on behalf of, as the case may be, Secured Party notwithstanding any action, inaction, or breach of representation or warranty by the Obligor, (c) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (d) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to Secured Party by the insurer. Obligor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of insurance maintained pursuant hereto and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Obligor shall, at the request of Secured Party, duly execute and deliver instruments or assignment of such insurance policies to comply with the requirements of Section 5 and cause the respective insurers to acknowledge notice of such assignments.

         SECTION 6.  Certain Covenants as to Inventory and Equipment.  Obligor
                     -----------------------------------------------
shall:

         (a) Keep its inventory and equipment in the places specified therefor on Schedule 1 hereto (other than inventory sold or leased in the ordinary course of business) or, upon 30 days' prior written notice to Secured Party, at such other places as shall be identified in such notice and which are in jurisdictions where all action required by Section 4 shall have been taken with respect to such inventory and equipment.

         (b) Cause its equipment to be maintained and preserved in the same condition, repair, and working order as when new, ordinary wear and tear excepted, and, in the case of any material loss or damage to any of its equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end.

         (c) Pay promptly when due all property and other taxes, assessments, and governmental charges or levies imposed upon it, and all claims (including claims for labor, materials and supplies) against its inventory equipment.

         (d) After the occurrence and during the existence of an Event of Default (as hereinafter defined), receive in trust for the benefit of Secured Party all amounts and proceeds received or collected by such Obligor in respect of its inventory and equipment, segregate such amounts and proceeds from other funds of such Obligor, and forthwith pay such amounts and proceeds over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided in Section 14(b).

         SECTION 7.  Certain Covenants as to Receivables.  Obligor shall:
                     -----------------------------------

         (a) Keep its chief place of business and chief executive office and the offices where it keeps its records, including all computer hardware and software, concerning its Receivables, and all originals of all chattel paper which evidence any such Receivables at the places specified in Schedule 1 hereto or, upon 30 days' prior written notice to Secured Party, at such other locations as shall be identified in such notice and which are in a jurisdiction where all action required by Section 4 shall have been taken with respect to its Receivables. Obligor will hold and preserve such records and chattel paper and will, upon reasonable notice, permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper. Obligor shall immediately endorse and deliver to Secured Party each instrument included in the Receivables. Obligor shall immediately notify Secured Party if any of its accounts arise out of contracts with the United States or any agency or instrumentality thereof, and execute any instruments and take any steps required by Secured Party in order that all moneys due and to become due under such contracts shall be assigned to Secured Party and notice given to the Government under the Federal Assignment of Claims Act.

         (b) From time to time upon request, Obligor shall provide Secured Party with (i) schedules describing all accounts, (ii) additional schedules describing other Receivables, and (iii) specific written assignments to Secured Party of any of its Receivables. Any failure to execute or deliver any schedule or assignment shall not, however, affect or limit any security interest or other right of Secured Party in and to any Receivable. Upon Secured Party's request, Obligor shall also furnish to Secured Party copies of invoices to customers and shipping and delivery receipts or warehouse receipts relating thereto, as well as such other documents and instruments as Secured Party may reasonably request in connection with any Receivable.

         (c) Obligor shall promptly notify Secured Party of all returns, repossessions and recoveries of goods covered by the Receivables and of all claims asserted with respect thereto. Each such notification shall be accompanied by a statement describing the relevant goods and the location thereof. Obligor shall not settle or adjust any dispute or claim, grant any discount, credit or allowance, or accept any return of merchandise except in the ordinary course of business. When Obligor receives collateral of any kind by reason of transactions between itself and its customers or account debtors, it will hold the same on Secured Party's behalf, subject to Secured Party's instructions, as property forming part of the Receivables.

         (d) Except as otherwise provided in Section 14, Obligor shall continue to collect, at its own expense, all amounts due or to become due to Obligor under the Receivables. In connection with such collections, Obligor may take (and, at Secured Party's direction, shall take) such action as Obligor or Secured Party may deem necessary or advisable to enforce collection of its Receivables; provided, however, that Secured Party shall have the right, at any
             --------  -------
time and from time to time, whether or not an Event of Default shall have occurred, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due thereunder directly to Secured Party and, upon such notification and at the expense of Obligor, to enforce collection of any amount, payment, or other terms thereof, upon terms which it considers advisable. Any amounts received or collected by Secured Party pursuant to this subsection shall be held as cash collateral and applied as provided in Section 14(b). After such notification, and in any event after the occurrence and during the continuance of an Event of Default, (i) all amounts or proceeds received or collected by Obligor in respect of Receivables shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Obligor, and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided in
Section 14(b), and (ii) Obligor shall not adjust, settle, or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereunder, or allow any credit or discount thereon.

         (e) Secured Party shall have the right from time to time to communicate directly with account debtors and obligors on the Receivables and to do test verifications of the Receivables.

         SECTION 8.  Transfers and Other Liens.  Obligor shall not:
                     -------------------------

          (a) Sell, assign (by operation of law or otherwise), or otherwise dispose of any of the Collateral except sales of inventory in the ordinary course of business.

          (b) Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for security interests and other liens securing indebtedness of not more than $250,000 outstanding at any time incurred to finance the purchase or lease of fixed or capital assets.

         SECTION 9.  Secured Party Appointed Attorney-in-Fact.  Obligor hereby
                     ----------------------------------------
irrevocably appoints Secured Party as its attorney-in-fact, with full authority in the place and stead of Obligor and in the name of Obligor, Secured Party, or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to sign in the name and on behalf of Obligor any financing statements or other papers required under Section 4;

          (b) to obtain and adjust insurance required to be paid to Secured Party pursuant to Section 5;

          (c) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (d) to receive, indorse, and collect any drafts or other instruments, documents, and chattel paper in connection with subsection (b) or (c) above; and

          (e) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

         Obligor hereby ratifies and approves all acts of Secured Party as such attorney-in-fact. Secured Party shall not, in its capacity as such attorney-in-fact, be liable for any acts or omissions, nor for any error in judgment or mistake of fact or law, but only for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until all Liabilities have been fully satisfied and until Secured Party is no longer committed to allow additional Liabilities to be incurred. Any amounts received or collected by Secured Party in its capacity as such attorney-in-fact shall be held as cash collateral and applied as provided in Section 14(b).

         SECTION 10.  Secured Party May Perform.  If Obligor fails to perform
                      -------------------------
any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Obligor under Section 15(b).

         SECTION 11.  Secured Party's Duties.  The powers conferred on Secured
                      ----------------------
Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

         SECTION 12.  Inspection Rights.  Secured Party at all times shall have
                      -----------------
access to inspect, audit, and make extracts from all of Obligor's records, files, and books of account relating to the Collateral, and Obligor shall deliver any document or instrument necessary for Secured Party to obtain records from any service bureau maintaining records for Obligor. Secured Party may also, at all reasonable times, examine and inspect inventory and other Collateral owned by Obligor. Obligor shall, at Secured Party's request, take all steps necessary to facilitate such inspection.

         SECTION 13.  Default.  "EVENT OF DEFAULT" means nonpayment of any of
                      -------
the Liabilities when due (whether at stated maturity or upon demand, acceleration of maturity or otherwise), any other default with respect to the Liabilities, any failure by Obligor to perform any of its obligations under this Agreement or any other agreement, instrument, or document evidencing or securing any of the Liabilities, or any breach of any representation or warranty made by Obligor in connection with the transactions contemplated by this Agreement or any other agreement, instrument, or document evidencing or securing any of the Liabilities.

         SECTION 14.  Remedies.  If any Event of Default shall have occurred and
                      --------
be continuing:

          (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "CODE") and other applicable laws and agreements and also may (i) require Obligor to, and Obligor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble the tangible Collateral as directed by Secured Party and make it available to Secured Party at a place or places to be designated by Secured Party which are reasonably convenient to Secured Party and Obligor and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Obligor agrees that, to the extent notice of sale shall be required by law, at least five business days' notice to Obligor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party (without interest) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 15) in whole or in part by Secured Party against, all or any part of the Liabilities in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Liabilities shall be paid over to Obligor or to whosoever may be lawfully entitled to receive such surplus.

         SECTION 15.  Indemnity and Expenses.  (a)  Obligor agrees to indemnify
                      ----------------------
Secured Party from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses, or liabilities resulting from Secured Party's gross negligence or willful misconduct.

          (b) Obligor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Secured Party may incur in connection with (i) the preparation, administration and amendment of this Agreement, (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party, or (iv) the failure by Obligor to perform or observe any of the provisions hereof.

         SECTION 16.  Amendments, Indulgences, Etc.  No amendment or waiver of
                      ----------------------------
any provision of this Agreement nor consent to any departure by Obligor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and Obligor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of Secured Party in the exercise of any right, power, or remedy under this Agreement shall constitute a waiver thereof, or prevent the exercise thereof in that or any other instance.

         SECTION 17.  Notices.  All notices, requests and demands to or upon the
                      -------
respective parties hereto shall be deemed to have been given or made, (A) if delivered by hand against receipt, on the date of such delivery, or (B) if deposited in the mails, postage prepaid, registered or certified mail, return receipt requested, on the third day following the date of postmark, addressed as follows or to such other address as may be hereafter designated in writing by the respective parties hereto:

If to Obligor:          Bionx Implants, Inc.
                        279B Great Valley Parkway
                        Malvern, PA  19355

If to Secured Party:    Brown Brothers Harriman & Co.
                        1531 Walnut Street
                        Philadelphia, PA  19102
                        ATTN:  J. Clark O'Donoghue, Manager

         SECTION 18.  Continuing Security Interest; etc.  This Agreement shall
                      ---------------------------------
create a continuing security interest in the Collateral and shall (a) be binding upon Obligor, its heirs, administrators, successors, and assigns and (b) inure to the benefit of Secured Party and its successors, transferees, and assigns. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Liabilities and no security taken hereafter as security for payment or performance of the Liabilities shall impair in any manner or affect this Agreement or the security interest granted hereby, all such present and future additional security to be considered as one general, continuing security. Any of the Collateral may be released from this Agreement without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Collateral not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Collateral not expressly released.

         SECTION 19.  Representations and Warranties.  Obligor represents and
                      ------------------------------
warrants to Secured Party that:

         (a) Obligor has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Obligor has been duly authorized by all requisite corporate action, and this Agreement has been duly executed and delivered by Obligor and constitutes its valid and binding obligation, enforceable against Obligor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws relating to or affecting the enforcement of creditors' rights generally, and except that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding may be brought.

         (b) The execution, delivery and performance of this Agreement by Obligor will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on Obligor, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or, except as expressly provided herein, result in the creation of any lien, security interest, charge or encumbrance upon any of its properties, assets or outstanding stock under its Articles of Incorporation or By-Laws or any indenture, mortgage, lease, agreement or other instrument to which Obligor is a party or by which it or any of its properties is bound.

         SECTION 20.  Governing Law; Consent to Jurisdiction; etc.  This
                      -------------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Obligor consents to the jurisdiction of the courts of Pennsylvania and of the courts of the United States sitting in Pennsylvania in any litigation concerning this Agreement, and Obligor waives any objection based on venue or inconvenient forum. Obligor waives any right to trial by jury in any litigation involving this Agreement. Unless otherwise defined herein, terms defined in the Code as in effect in Pennsylvania on the date hereof (including the terms "inventory," "accounts," "general intangibles," "chattel paper," "instruments," "equipment," "fixtures," "proceeds," "products" and "documents") are used herein as therein defined as of such date. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         SECTION 21.  Severability.  The provisions of this Agreement are
                      ------------
independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part.

         SECTION 22.  Joint and Several Liability.  The liability of each
                      ---------------------------
Obligor hereunder shall be joint and several.

         SECTION 23.  Termination.  This Agreement shall terminate upon the
                      -----------
final and indefeasible payment in full of all the Liabilities and the Obligor's confirmation to Secured Party that Obligor no longer intends to apply to Secured Party for loans or other credit accommodations.

         IN WITNESS WHEREOF, Obligor, intending to be legally bound, has executed or caused the execution of this Agreement, under seal, as of the date first above written.

                                  BIONX IMPLANTS, INC.

                                  By: s\David W. Anderson
                                       President

                                  By:  s\Michael J. O'Brien
                                        Vice President-Finance/CFO


                                  BIOSTENT, INC.

                                  By: s\David W. Anderson
                                       President

                                   SCHEDULE 1


Locations of chief place of business and executive office:

279B Great Valley Parkway
Malvern, PA  19355


Locations of records concerning Receivables, originals of chattel paper:

279B Great Valley Parkway
Malvern, PA  19355


Locations of Inventory and Equipment:

279B Great Valley Parkway
Malvern, PA  19355